UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22853

StoneCastle Financial Corp.

(Exact name of registrant as specified in charter)

100 Fillmore Street, Suite 325

Denver, CO 80206

(Address of principal executive offices) (Zip code)

Sanjai Bhonsle

StoneCastle-ArrowMark Asset Management, LLC

100 Fillmore Street, Suite 325

Denver, CO 80206

(Name and address of agent for service)

Copies of Communications to:

John P. Falco, Esq.

Pepper Hamilton LLP

3000 Two Logan Square / Eighteenth and Arch Streets

Philadelphia, PA 19103-2799

(215) 981-4659

Registrant's telephone number, including area code: (303) 398-2929

Date of fiscal year end: December 31

Date of reporting period: June 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

Semi-Annual Report

June 30, 2020
(unaudited)

Important information about access to shareholder reports

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of StoneCastle Financial Corp.'s annual and semiannual shareholder reports will no longer be sent to you by mail, unless you specifically request them. Instead, you will be notified by mail each time a report is posted on the website and will be provided with a link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and do not need to take any action. You may elect to receive shareholder reports and other communications from the StoneCastle Financial Corp. electronically by contacting your financial intermediary (such as a broker-dealer or bank). You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact the intermediary to request that you continue to receive paper copies.

Copies of all shareholder reports can be found at http://ir.stonecastle-financial.com/financial-information/annual-reports

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STONECASTLE FINANCIAL CORP.

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StoneCastle Financial Corp.

Consolidated Schedule of Investments (unaudited)

As of June 30, 2020

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Term Loans – 15.2%
Banking – 15.2%
American Capital Bancorp	Subordinated Term Loan, 9.00%, 4/1/2028	$7,000,000	$6,965,000
Big Poppy Holdings, Inc.	Subordinated Term Loan, 6.50%, 7/1/2027	$3,500,000	3,325,000
F.N.B.C. of La Grange, Inc.	Subordinated Term Loan, 6.38%*, 1/1/2030	$700,000	640,500
TransPecos Financial Corp.	Senior Term Loan, 9.00%, 10/1/2028	$4,000,000	3,880,000
Tulsa Valley Bancshares	Subordinated Term Loan, 6.38%*, 12/31/2028	$1,700,000	1,555,500
Young Partners, L.P.	Secured Term Loan, 10.50%, 11/9/2020	$4,565,000	3,903,075
	Total Term Loans (Cost $21,311,750)		20,269,075
Debt Securities – 26.7%
Banking – 26.7%
Deutsche Bank AG	Senior Unsecured Debt Obligation, Credit Linked to CRAFT 2018-2A, 12.28%^, 1/20/2026, 144A(4)	$10,000,000	8,340,000
Manitoulin Ltd.	Guarantee Linked Notes to Muskoka Series 2018-1, Class C, 4.70%^,
	9/10/2024, 144A(4)(5)	$4,000,000	3,753,600
Mespil Securities Inc.	Credit Linked Notes to Mespil Securities 2017-1, Class A, 5.88%^,
	12/28/2027, 144A(4)	$6,000,000	5,546,100
MMCapS Funding I, Ltd. / MMCapS Funding I, Inc.	Fixed Rate Senior Notes, 8.04%, 6/8/2031, 144A(4)	$2,193,786	1,327,240
Nansa CLO D.A. Co.	Credit Linked Notes to Nansa CLO Designated Activity Company,
	9.40%^, 3/1/2026, 144A(4)(5)	€10,535,649	10,712,254
Preferred Term Securities, Ltd. / Preferred Term Securities, Inc.	Fixed Rate Mezzanine Notes, 9.74%, 9/15/2030, 144A(4)	$568,260	556,894
Syntotta D.A. Co.	Credit Linked Notes to Syntotta 1 Designated Activity Company,
	8.70%^, 11/4/2037, 144A(4)	€5,000,000	5,238,293
	Total Debt Securities (Cost $36,607,850)		35,474,381
Trust Preferred Securities – 2.2%
Banking – 2.2%
Central Trust Company Capital Trust I.	Junior Subordinated Debt (Trust Preferred Security), 10.25%,
	7/25/2031	$1,004,000	945,643

See notes to Financial Statements

Semi-Annual Report | StoneCastle Financial Corp.

Company(1)	# of Investment	Shares/Par Amount(2)	Fair Value(3)
M&T TPS LLC	Trust Preferred Security, Series 2015-1 9.74%, Note, 9/30/2030, 144A(4)	$2,016,697	$2,016,697
	Total Trust Preferred Securities (Cost $3,066,036)		2,962,340
Credit Securitizations – 32.5%
Banking – 32.5%
Community Funding CLO, Ltd.	Preferred Shares(6) (Estimated effective yield 10.37%), 144A(4)	$45,500,000	41,989,675
U.S. Capital Funding I, Ltd. / U.S Capital Funding I, Corp.	Subordinate Income Note, (Estimated effective yield 17.94%), 5/1/2034, 144A(4)	$4,700,000	1,269,000
	Total Credit Securitizations (Cost $46,631,597)		43,258,675
Pooled Equity Interest – 14.7%
Banking – 14.7%
Community Funding 2018, LLC.	Preferred Shares(6) (Estimated effective yield 9.34%), 144A(4)	$22,860,000	19,488,150
	Total Pooled Equity Interest (Cost $22,384,627)		19,488,150
Preferred Stocks – 18.3%
Banking – 18.3%
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$4,439,000	4,272,538
Fidelity Federal Bancorp	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$51,000	49,087
First Marquis Holdings, LLC.	Variable Rate Perpetual Preferred Stock(6) (Estimated effective yield 13.42%)(5)	$6,550,000	6,900,425
Marshall Holdings Limited	Variable Rate Perpetual Preferred Stock(6) (Estimated effective yield 12.34%)(5)	$5,000,000	4,581,500
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series A, 9%	$6,985,000	6,600,825
The Queensborough Company	Fixed Rate Cumulative Perpetual Preferred Stock, Series B, 9%	$94,000	88,830
TriState Capital Holdings	Fixed / Floating Cumulative Perpetual Preferred Stock, 6.75% (TSCAP)	$80,000	1,830,400
	Total Preferred Stocks (Cost $24,844,977)		24,323,605
Common Stocks – 4.8%
Banking – 4.8%
U.S. Bancorp.	U.S. Bancorp, Common Stock	175,000	6,443,500
	Total Common Stocks (Cost $6,826,312)		6,443,500

See notes to Financial Statements

StoneCastle Financial Corp. | Semi-Annual Report

Company(1)	Investment	# of Shares/Par Amount(2)	Fair Value(3)
Exchange Traded Fund – 10.2%
Diversified Financials and Banking – 10.2%
iShares S&P U.S. Preferred Stock Index Fund	iShares U.S. Preferred Stock Index Fund - Exchange Traded Fund (PFF)	390,749	$13,535,545
	Total Exchange Traded Fund (Cost $14,656,602)		13,535,545
	Total Long Term Investments (Cost $176,329,751)		165,755,271
	Total Investments (Cost $176,329,751)(7)(8)† - 124.6%		165,755,271
	Other assets and liabilities, net - (24.6)%		(32,696,037)
	Total Net Assets - 100.0%		$133,059,234
Company(1)	Investment	# of Contracts	Fair Value(3)
Call Options Written – (1.1)%
Banking – (1.1)%
U.S. Bancorp.	U.S. Bancorp., Notional amount $5,250,000, Exchange; NYSE, Expires
	1/15/2021, Strike Price $30	(1,750)	$(1,513,750)
	Total Call Options Written (Premium received $1,801,080)		$(1,513,750)

(1)  We do not "control" and are not an "affiliate" of any of our investments, each as defined in the Investment Company Act (the "1940 Act").

(2)  Par value in USD or EUR.

(3)  Fair Value is determined in good faith in accordance with the Company's valuation policy and is reviewed and accepted by the Company's Board of Directors.

(4)  Security is exempt from registration under Rule 144A of the Securities Act of 1933.

(5)  Investments determined using significant unobservable inputs (Level 3). The value of such securities is $25,947,779 or 19.50% of net assets.

(6)  The preferred shares are considered an equity position. Equity investments are entitled to recurring distributions which are generally equal to the remaining cash flow of the payments made by the underlying company's securities less contractual payments to debt holders and company expenses. The estimated effective yield indicated is based upon a current projection of the amount and timing of these recurring distributions and the estimated amount of repayment of principal upon termination. Such projections are periodically reviewed and adjusted as needed. The estimated effective yield may ultimately not be realized.

(7)  Cost values reflect accretion of original issue discount or market discount, and amortization of premium.

(8)  Includes $33,000,000 in bank loans from Texas Capital Bank.

*  The estimated effective yield including structuring fees paid annually through maturity of 2028 is 9.60%.

^  Current period coupon, resets on quarterly basis.

†  As of June 30, 2020, the tax cost basis of investment securities was $176,329,751. The gross unrealized appreciation over tax cost was $1,625,263 and gross unrealized depreciation under tax cost was $12,199,743. Net unrealized depreciation of tax cost under value was $10,574,480.

Forward foreign currency contracts outstanding as of June 30, 2020 were as follows:

Currency Purchased		Currency Sold	Expiration	Counterparty	Unrealized Appreciation
USD	17,466,730	€15,535,649	07/31/20	BNYM	$347
					$347

BNYM  Bank of New York Mellon

€    Euro

USD  United States Dollar

See notes to Financial Statements

Semi-Annual Report | StoneCastle Financial Corp.

Additional Information

The following is a listing of the underlying unsecured loans, subordinated debentures and notes that were made by Community Funding CLO, Ltd. See Notes to Financial Statements for additional information on StoneCastle Financial Corp's. investment in Community Funding CLO, Ltd.

Bank Name	Principal Amount	State
Progress Financial Corporation	$5,500,000	Alabama
Cornerstone Community Bancorp	5,000,000	California
First Bancshares, Inc.	2,500,000	Missouri
Bankwell Financial Group	7,500,000	Connecticut
Liberty Bank	7,500,000	Connecticut
First Citizens BancShares, Inc. (FCNC)	7,500,000	North Carolina
Idaho Trust Bancorp	5,000,000	Idaho
Bancorp Financial, Inc.	12,500,000	Illinois
Market Street Bancshares, Inc.	7,500,000	Illinois
First Internet Bancorp	10,000,000	Indiana
Treynor Bancshares, Inc.	12,500,000	Iowa
Freedom Bancshares, Inc.	2,000,000	Kansas
Williams Holding Company, Inc.	1,000,000	Kansas
CB&T Holding Corp.	12,500,000	Louisiana
Delmar Bancorp	2,000,000	Maryland
Citizens Bancshares	12,500,000	Missouri
Security State Bancshares, Inc.	12,500,000	Missouri
Glacier Bancorp, Inc.	7,500,000	Montana
Bank Name	Principal Amount	State
First State Holding Co.	$9,350,000	Nebraska
Lakeland Bancorp, Inc.	7,500,000	New Jersey
Country Bank Holding Co., Inc.	7,500,000	New York
Pathfinder Bancorp, Inc.	10,000,000	New York
Quontic Bank Holdings Corporation	3,000,000	New York
MidWest Community Financial Corp.	7,500,000	Oklahoma
Myers BancShares, Inc.	10,000,000	Oklahoma
First Resource Bank	2,000,000	Pennsylvania
Victory Bancorp, Inc.	5,000,000	Pennsylvania
Sandhills Holding Company, Inc.	8,500,000	South Carolina
First Citizens Bancshares, Inc.	10,000,000	Texas
Happy Bancshares, Inc.	7,500,000	Texas
Linden Bancshares, Inc.	4,000,000	Texas
First National Corporation	5,000,000	Virginia
FS Bancorp. Inc.	10,000,000	Washington
Bank First Corporation	7,000,000	Wisconsin
Total	$246,850,000

The following is a listing of the underlying unsecured loans that were made by Community Funding 2018, LLC. See Notes to Financial Statements for additional information on StoneCastle Financial Corp's. investment in Community Funding 2018, LLC.

Bank Name	Principal Amount	State
Big Poppy Holdings, Inc.	$9,000,000	California
Freeport Bancshares, Inc.	3,150,000	Illinois
Fidelity Federal Bancorp	8,000,000	Indiana
Halbur Bancshares	3,000,000	Iowa
Vintage Bancorp	3,000,000	Kansas
Bank Name	Principal Amount	State
Delmar Bancorp	$4,500,000	Maryland
First Bancshares	10,000,000	Mississippi
MidWest Regional Bank	5,000,000	Missouri
Lincoln Park Bancorp	5,000,000	New Jersey
MidWest Community	2,500,000	Oklahoma
Peoples Bancshares	4,000,000	Virginia
Total	$57,150,000

See notes to Financial Statements

StoneCastle Financial Corp. | Semi-Annual Report

StoneCastle Financial Corp.

As of June 30, 2020

Geographic Distribution of Bank Issuers(1) (unaudited)

State/Country	% of Total Investments(2)
Alabama	1.25%
Arkansas	0.26%
California	4.23%
Cayman Islands	1.12%
Connecticut	3.40%
Delaware	1.69%
Georgia	1.64%
Germany	2.05%
Idaho	1.13%
Illinois	5.68%
Indiana	6.71%
Iowa	3.46%
Kansas	1.31%
Kentucky	0.20%
Louisiana	3.23%
Maryland	2.51%
Massachusetts	0.20%
Michigan	0.53%
State/Country	% of Total Investments(2)
Minnesota	1.58%
Mississippi	2.09%
Missouri	8.23%
Montana	1.70%
Nebraska	2.52%
New Jersey	2.74%
New York	7.56%
North Carolina	1.70%
North Dakota	0.33%
Ohio	0.20%
Oklahoma	5.27%
Pennsylvania	2.43%
South Carolina	1.92%
Texas	7.66%
Virginia	2.23%
Washington	2.60%
West Virginia	0.60%
Wisconsin	1.85%
U.S. Total	93.09%
State/Country	% of Total Investments(2)
Canada	0.92%
Ireland	1.36%
Spain	3.91%
Non U.S. Total	6.91%
Total	100.00%

(1)  The term "Bank Issuers" as used herein refers to banks or holding companies thereof and includes issuers in which we have direct and indirect investments. Includes Community Funding CLO, Ltd., Community Funding 2018, LLC., U.S. Capital Funding I, Preferred Term Securities, Inc. and MMCap Funding I, Inc.

(2)  For purposes of this table the calculation of the percentage of total Long-Term Investments are based on the Bank Issuers in which SCFC directly and indirectly holds investments.With respect to direct investments that are secured by obligations issued by Bank Issuers (each a "Secured Bond"), the percentage was calculated by prorating the market value of the Secured Bond among the obligations issued by the underlying Bank Issuers that collateralize such Secured Bond and dividing each such amount by total Long-Term Investments.

See notes to Financial Statements

Semi-Annual Report | StoneCastle Financial Corp.

Financial Statements

Consolidated Statement of Assets and Liabilities As of June 30, 2020 (unaudited)

Assets
Investments in securities, at fair value (Cost $176,329,751)	$165,755,271
Cash (see Note 7)	271,693
Foreign cash (Cost $5,036,821)	5,036,962
Unrealized appreciation on forward foreign currency contracts	347
Interest and dividends receivable	2,333,443
Prepaid assets	586,535
Total assets	173,984,251
Liabilities
Options written, at value (Premiums received $1,801,080)	1,513,750
Loan payable (see Note 7)	33,000,000
Payable for securities purchased	5,181,389
Investment advisory fees payable	750,435
Loan interest payable	33,856
Accrued expenses payable	445,587
Total liabilities	40,925,017
Net Assets	$133,059,234
Net assets consist of:
Common stock, at par ($0.001 per share)	$6,564
Paid-in capital	144,961,221
Total distributable earnings (loss)	(11,908,551)
Net Assets	$133,059,234
Net asset value per share
Common Stock Shares Outstanding	6,563,892
Net asset value per common share	$20.27
Market price per share	$15.90
Market price discount to net asset value per share	(21.56)%

See notes to Financial Statements

StoneCastle Financial Corp. | Semi-Annual Report

Consolidated Statement of Operations For the Six Months Ended June 30, 2020 (unaudited)

This Statement of Operations summarizes the Company's investment income earned and expenses incurred in operating the Company. It also shows net gains (losses) for the period stated.

Investment Income
Interest	$5,683,138
Dividends	1,745,267
Origination fee income (Note 9)	64,255
Other income (Note 9)	210,605
Total investment income	7,703,265
Expenses
Investment advisory fee	1,337,504
Interest expense	350,636
Directors' fees	178,555
Transfer agent, custodian fees and administrator fees	144,728
Bank Fees	80,035
Professional fees	79,547
ABA marketing and licensing fees	74,868
Investor relations fees	61,731
Delaware franchise tax	45,387
Insurance expense	35,901
Valuation service fees	29,975
Printing fees	29,022
Miscellaneous fees (proxy, rating agency, etc.)	62,773
Total expenses	2,510,662
Net investment income	5,192,603
Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions
Net realized loss on investments	(628,758)
Net realized loss from forward foreign currency contracts	(208,064)
Net realized loss from foreign currency translations	(228,928)
Net change in net unrealized depreciation on investments	(9,660,967)
Net change in unrealized appreciation on written options	287,330
Net change in unrealized appreciation on forward foreign currency contracts	347
Net change in unrealized appreciation on foreign currency translations	7,252
Net realized and unrealized gain/(loss) on investments, written options, forward foreign currency contracts and foreign currency transactions	(10,431,788)
Net Decrease in Net Assets Resulting From Operations	$(5,239,185)

See notes to Financial Statements

Semi-Annual Report | StoneCastle Financial Corp.

Consolidated Statements of Changes In Net Assets

These statements of changes in net assets show how the value of the Company's net assets has changed during the last two periods. The difference reflects earnings less expenses, any investment gains and losses, distributions, if any, paid to shareholders and the net of Company share transactions.

	For the Six Months Ended June 30, 2020 (unaudited)	For the Year Ended December 31, 2019
Increase (Decrease) in Net Assets
From Operations
Net investment income	$5,192,603	$10,110,753
Net realized gain/(loss) on investments, forward foreign currency contracts and foreign currency translations	(1,065,750)	1,512,295
Net change in unrealized appreciation on investments, written options, forward foreign currency contracts and foreign currency translations	(9,366,038)	982,157
Net increase/(decrease) in net assets resulting from operations	(5,239,185)	12,605,205
Distributions to shareholders
From total distributable earnings	(4,986,218)	(9,965,091)
Total distributions	(4,986,218)	(9,965,091)
From Company share transactions
Reinvestment of distributions	85,403	179,499
Increase in net assets resulting from Company share transactions	85,403	179,499
Total increase/(decrease)	(10,140,000)	2,819,613
Net assets
Beginning of period	143,199,234	140,379,621
End of period	$133,059,234	$143,199,234
Shares outstanding
Beginning of period	6,559,010	6,550,110
Reinvestment of distributions	4,882	8,900
End of period	6,563,892	6,559,010

See notes to Financial Statements

StoneCastle Financial Corp. | Semi-Annual Report

Consolidated Statement of Cash Flow

This Statement of Cash Flows shows cash flow from operating and financing activities for the period stated.

For the Six Months Ended June 30, 2020 (unaudited)
Cash flows from operating activities
Net decrease in net assets from operations	$(5,239,185)
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchase of investment securities	(35,125,164)
Proceeds from sales and redemption of investment securities	18,673,559
Net purchase of short-term investments	2,950,473
Proceeds from written options	1,801,080
Net realized loss on investments	628,758
Net change in unrealized depreciation on investments	9,660,967
Net change in unrealized appreciation on forward foreign currency contract	(347)
Net change in unrealized appreciation on written options	(287,330)
Net accretion of discount	(278,949)
Decrease in prepaid expenses	31,815
Increase in interest receivable and dividends receivable	(548,659)
Increase in payable for securities purchased	5,181,389
Increase in advisory fees payable	23,935
Decrease in loan interest payable	(5,120)
Decrease in Directors' fees payable	(20,325)
Decrease in accrued fees payable	(80,331)
Net cash used by operating activities	(2,633,434)
Cash flows from financing activities
Increase in loan payable	15,300,000
Cash distributions to shareholders	(7,393,239)
Net cash provided by financing activities	7,906,761
Net increase in cash	5,273,327
Cash:
Beginning of period	35,328
End of period	$5,308,655
Supplemental disclosure of cash flow information
Cash paid for interest	$355,756
Distributions reinvested	$85,403

See notes to Financial Statements

Semi-Annual Report | StoneCastle Financial Corp.

Consolidated Financial Highlights

The financial highlights show how the Company's net asset value for a common stock share has changed during the period.

	For the Six Months Ended June 30, 2020 (unaudited)		For the Year Ended December 31, 2019	For the Year Ended December 31, 2018	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Per share operating performance
Net Asset value, beginning of period	$21.83		$21.43	$21.56	$21.22	$21.62	$21.86
Net investment income[1]	0.79		1.54	1.63	1.58	1.56	1.44
Net realized and unrealized gain (loss) on investments[1]	(1.59)		0.38	(0.10)	0.26	(0.50)	(0.17)
Total from investment operations	(0.80)		1.92	1.53	1.84	1.06	1.27
Less distributions to shareholders
From net investment income	(0.76)		(1.52)	(1.66)	(1.50)	(1.46)	(1.29)
Return of capital	—		—	—	—	—	(0.22)
Total distributions	(0.76)		(1.52)	(1.66)	(1.50)	(1.46)	(1.51)
Net asset value, end of period	$20.27		$21.83	$21.43	$21.56	$21.22	$21.62
Per share market value, end of period	$15.90		$22.30	$19.30	$20.13	$18.69	$16.30
Total investment return based on market value[2]	(25.33	)%*	24.00%	3.84%	16.21%	24.45%	(8.68)%
Total investment return based on net asset value[2]	(2.76	)%*	9.33%	7.65%	9.62%	6.53%	7.88%
Ratios and supplemental data
Net assets end of period (in millions)	$133.1		$143.2	$140.4	$141.0	$138.6	$140.8
Ratios (as a percentage of average net assets):
Expenses before waivers and/or recoupment, if any[3]	3.88	%**	4.39%	5.01%	4.93%	5.02%	4.87%
Expenses after waivers and/or recoupment, if any[45]	3.88	%**	4.39%	4.95%	5.01%	4.94%	4.50%
Net investment income[6]	8.02	%**	7.11%	7.52%	7.39%	7.33%	6.56%
Portfolio turnover rate	12	%*	13%	30%	16%	34%	101%
Revolving credit agreement
Total revolving credit agreement outstanding (000s)	$33,000		$17,700	$51,000	$25,750	$61,500	$25,000
Asset Coverage per $1,000 for revolving credit agreement[7]	5,032		9,090	3,753	6,478	3,253	6,631

1  The net investment income and unrealized gain/(loss) on investments per share were calculated using the average shares outstanding method.

2  Based on share market price and reinvestment of distributions at the price obtained under the Dividend Reinvestment Plan. Total return does not include sales load and offering expenses.

3  Ratio of expenses before waivers or recapture, if any to managed assets equals 2.94%, 3.55%, 3.83%, 3.67%, 3.58% and 3.62% for the period ended June 30,2020 and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

4  Ratio of expenses after waivers or recapture, if any to managed assets equals 2.94%, 3.55%, 3.78%, 3.73%, 3.52% and 3.35% for the period ended June 30, 2020 and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

5  Excluding interest expense, net operating expenses would have been 3.33%, 3.40%, 3.61%, 3.75%, 3.74% and 3.54% for the period ended June 30, 2020 and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

6  Ratio of net investment income to managed assets equals 6.09%, 5.75%, 5.74%, 5.51%, 5.23% and 4.88% for the period ended June 30, 2020 and for the years ended December 31, 2019, 2018, 2017, 2016 and 2015, respectively.

7  Calculated by subtracting the Company's total liabilities (excluding the loan) from the Company's total assets and dividing that amount by the loan outstanding in 000's.

*  Not-annualized.

** Annualized.

See notes to Financial Statements

StoneCastle Financial Corp. | Semi-Annual Report

See notes to Financial Statements

Semi-Annual Report | StoneCastle Financial Corp.

Notes to Consolidated Financial Statements

Note 1 — Organization

StoneCastle Financial Corp.("SCFC" or the "Company") is a Delaware corporation registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended, (the "Investment Company Act") which commenced investment operations on November 13, 2013. In addition, SCFC has elected to be treated for tax purposes as a regulated investment company ("RIC'') under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code''). As an investment company, the Company follows the accounting and reporting guidance of the Financial Accounting Standards Board and the Accounting Standards Codification Topic 946 "Financial Services — Investment Companies."

SCFC's primary investment objective is to provide stockholders with current income, and to a lesser extent capital appreciation. We attempt to achieve our investment objectives through investments in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity primarily in the U.S. community bank sector. We may also invest in similar securities of larger U.S. domiciled banks and companies that provide goods and/or services to banking companies. Together with banks, we refer to these types of companies as banking-related and intend, under normal circumstances, to invest at least 80% of the value of our net assets plus the amount of any borrowings for investment purposes in such businesses. There is no guarantee that we will achieve our investment objective.

Consolidation of Subsidiary — The Company makes investments in securities through Marshall Holdings II, Limited, a wholly-owned and controlled subsidiary of the Company organized under the laws of the Cayman Islands (the "Subsidiary"). The consolidated financial statements of the Company include all assets and liabilities of the Subsidiary. All inter-company accounts and transactions have been eliminated. As of June 30, 2020, the net assets of the Subsidiary were $25,932,348, which represented 19.49% of the Fund's net assets.

Note 2 — Significant accounting policies

The following is a summary of significant accounting policies consistently followed by SCFC in the preparation of its financial statements. The preparation of the financial statements is in conformity with U.S. generally accepted accounting principles ("U.S.GAAP") and requires the Board of Directors, inclusive of the sub-committees, and the Advisor to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents — SCFC considers all highly liquid debt instruments with a maturity of three months or less at the time of purchase to be cash equivalents.

Investment Valuation — The most significant estimates made in the preparation of the Company's financial statements are the valuation of equity and debt investments and the effective yield calculation with respect to certain debt securities, as well as the related amounts

StoneCastle Financial Corp. | Semi-Annual Report

of unrealized appreciation and depreciation of investments recorded. The Company believes that there is no single definitive method for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments that SCFC makes. The Company is required to specifically fair value each individual investment on a quarterly basis.

The Company complies with ASC 820-10, Fair Value Measurements and Disclosure, which establishes a three-level valuation hierarchy for disclosure of fair value measurements. ASC 820-10 clarified the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC 820-10 defines fair value as the price that would be received to sell an asset or paid to transfer a liability (i.e. the "exit price") in an orderly transaction between market participants at the measurement date. ASC 820-10 also establishes the following three-tier fair value hierarchy:

•  Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access;

•  Level 2 — Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an active market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data; and

•  Level 3 — Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Company's own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.

To the extent securities owned by the Company are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from security to security and is affected by a wide variety of factors including the type of security, whether the security is new and not yet established in the marketplace, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Those estimated values do not necessarily represent the amounts that may be ultimately realized due to the occurrence of future circumstances that cannot be reasonably determined. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the securities existed. Accordingly, the degree of judgment exercised by SCFC in determining fair value is greatest for securities categorized in Level 3. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement in its entirety falls is determined based on the lowest level input that is significant to the fair value measurement. The valuation levels are not necessarily an indication of the risk associated with investing in those securities.

Semi-Annual Report | StoneCastle Financial Corp.

Fair value is a market-based measure considered from the perspective of a market participant rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, SCFC's own assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date. SCFC uses prices and inputs that are current as of the measurement date, including periods of market dislocation. In periods of market dislocation, the observability of prices and inputs may be reduced for many securities. This condition could cause a security to be reclassified to a lower level within the fair value hierarchy.

SCFC will determine fair value of its assets and liabilities in accordance with valuation procedures adopted by its Board of Directors. The Company may utilize the services of one or more regionally or nationally recognized independent valuation firms to help it determine the value of each investment for which a market price is not available. SCFC's Board will also review valuations of such investments provided by the Advisor. Securities for which market quotations are readily available shall be valued at "market value." If a market value cannot be obtained or if SCFC's Advisor determines that the value of a security as so obtained does not represent a fair value as of the measurement date (due to a significant development subsequent to the time its price is determined or otherwise), fair value shall be determined pursuant to the methodologies established by our Board of Directors. In making these determinations, the Company may engage an independent valuation firm from time to time to assist in determining the fair value of our investments. The methods for valuing these investments may include fundamental analysis, discounts from market prices of similar securities, purchase price of securities, subsequent private transactions in the security or related securities, or discounts applied to the nature and duration of restrictions on the disposition of the securities, as well as a combination of these and other factors.

Credit Securitization and Pooled Equity Interests — SCFC may acquire equity or preferred equity in credit securitizations or other structured financings. In valuing such investments, SCFC attempts to obtain a minimum of two marks provided by recognized industry brokers as a primary source, supplemented by actual trades executed in the market at or around period-end, as well as the marks provided by the broker who arranges transactions in such investment vehicles. Any event adversely affecting the value of such credit securitizations and other structured financings, including events that impact the value of the underlying collateral held by such vehicles, would be magnified to the extent leverage is utilized. SCFC's investment in credit securitization and other structured financings that utilize leverage may make it more likely that substantial changes in the Company's net asset value ("NAV") will occur.

The fair value of the credit securitization and pooled equity interests is determined using market price quotations (where observable) and other observable market inputs. When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Credit securitizations and pooled equity interests are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of broker quotes and observable inputs. At June 30, 2020, SCFC's investment in Community Funding CLO, Ltd. was valued on the basis of the average of two broker quotes.

Service fees are paid to StoneCastle Investment Management, LLC, an affiliate of StoneCastle Asset Management, StoneCastle Financial Corp.'s advisor. StoneCastle Asset Management,

StoneCastle Financial Corp. | Semi-Annual Report

LLC ("The Servicer") rebates the entire service fee to SCFC quarterly. For the six months ended June 30, 2020 this amounted to $124,797 relating to Community Funding CLO, Ltd and $85,960 relating to Community Funding 2019, LLC.

Preferred and Trust Preferred Securities. The fair value of preferred securities and trust preferred securities is generally determined using market price quotations (where observable) and other observable market inputs (including recently executed transactions).When using market price quotations from brokers, fair value is calculated using the average of two or more indicative broker quotes obtained as of the valuation date. When quotations are unobservable, internal valuation models (typically including discounted cash flow analysis and comparable analysis) are employed. Perpetual preferred and trust preferred securities are generally categorized as Level 2 or 3 in the fair value hierarchy, depending on the availability of observable inputs.

Debt Securities. Under procedures established by our Board of Directors, we value secured debt, unsecured debt, senior term loans, subordinated term loans and other debt securities, for which market quotations are readily available, at such market quotations (unless they are deemed not to represent fair value). We attempt to obtain market quotations from at least two brokers if available. If not available or when market quotations are deemed not to represent fair value, we typically utilize independent third party valuation firms to assist us in determining fair value. Our independent valuation firms consider observable market inputs together with significant unobservable inputs in arriving at their valuation recommendations for such Level 2 and Level 3 categorized assets. Investments that are not publicly traded or whose market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our Board of Directors. Such determination of fair values may involve subjective judgments and estimates.

Equity Securities. SCFC may invest in equity securities (including exchange traded funds) for which bid and ask prices can be observed in the marketplace. Bid prices reflect the highest price that the marketplace participants are willing to pay for an asset. Ask prices represent the lowest price that the marketplace participants are willing to accept for an asset. The Company's policy for listed securities for which no sale was reported on that date is generally to value the security using the last reported "bid" price if held long, and last reported "ask" price if sold short. Equity securities are generally categorized as Level 1 or 2 in the fair value hierarchy, depending on trading volume levels.

Semi-Annual Report | StoneCastle Financial Corp.

The Company's assets measured at fair value subject to the disclosure requirements of ASC 820-10-35 at June 30, 2020, were as follows:

	TOTAL FAIR VALUE AT 6-30-20	LEVEL 1 QUOTED PRICE	LEVEL2 SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 SIGNIFICANT UNOBSERVABLE INPUTS
Assets
Term Loans	$20,269,075	$—	$20,269,075	$—
Debt Securities	35,474,381	—	21,008,527	14,465,854
Trust Preferred Securities	2,962,340	—	2,962,340	—
Credit Securitizations	43,258,675	—	43,258,675	—
Pooled Equity Interest	19,488,150	—	19,488,150	—
Preferred Stocks	24,323,605	—	12,841,680	11,481,925
Common Stocks	6,443,500	6,443,500	—	—
Exchange Traded Fund	13,535,545	13,535,545	—	—
Derivatives:
Foreign Currency Contracts
Forward Foreign Currency Contracts	347	—	347	—
Total Assets	$165,755,618	$19,979,045	$119,828,794	$25,947,779
Liabilities
Derivatives:
Equity Risk Contracts
Written Options	(1,513,750)	(1,513,750)	—	—
Total Liabilities	$(1,513,750)	$(1,513,750)	$—	$—

The Level 3 categorized assets listed above have been valued via the use of a) independent third party valuation firms, or, b) fair valued as determined in good faith by the Board of Directors, in accordance with procedures established by the Board of Directors.

For fair valuations using significant unobservable inputs, U.S. GAAP requires SCFC to present reconciliation of the beginning to ending balances for reported market values that presents

StoneCastle Financial Corp. | Semi-Annual Report

changes attributable to total realized and unrealized gains or losses, purchase and sales, and transfers in and out of Level 3 during the period. Transfer in and out between levels are based on values at the end of the period. A reconciliation of Level 3 investments is presented below:

	DEBT SECURITIES	PREFERRED STOCK		TOTAL
Balance at December 31, 2019	$—	$12,632,975		$12,632,975
Realized gains including earnings	—	—		—
Unrealized appreciation/ (depreciation) on investments	570,114	(1,151,050)		(580,936)
Purchases	13,895,740	—		13,895,740
Sales	—	—		—
Transfers in	—	—		—
Transfers out	—	—		—
Balance at June 30, 2020	$14,465,854	$11,481,925	(1)	$25,947,779

(1)  Value based on discount for transaction costs.

The change in unrealized appreciation on Level 3 securities still held as of June 30, 2020 was $(580,936).

	FAIR VALUE AT 6-30-20	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	ASSUMPTIONS	IMPACT TO VALUATION FROM AN INCREASE TO INPUT
Preferred Stock	$11,481,925	Prior Transaction Analysis	Discount for transaction costs	3.00%	Increase in unobservable input will Decrease the value.
Debt Securities	$14,465,854	Broker Quotes	—	—	—
	$25,947,779

Securities Transactions, Investment Income and Expenses — Securities transactions are recorded on trade date for accounting and financial statement preparation purposes. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Accretion of discounts and amortization of premiums are recorded on a daily basis using the effective yield method except for short term securities, which records discounts and premiums on a straight-line basis. Dividends are recorded on the ex-dividend date.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid quarterly. Distributions, if any, of net short-term capital gain and net capital gain (the excess of net long-term capital gain over the short-term capital loss) realized by SCFC, after deducting any available capital loss carryovers are declared and paid to shareholders at least annually. Income dividends and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. These differences include the treatment of non-taxable dividends, losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences

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relating to shareholder distributions will result in reclassifications within the components of net assets.

Written Options — The Fund is subject to equity and other risk exposure in the normal course of pursuing its investment objectives and may enter into options written to hedge against changes in interest rates, foreign exchange rates and values of equities. Such options may relate to particular securities or domestic stock indices, and may or may not be listed on a domestic securities exchange or issued by the Options Clearing Corporation. An option contract is a commitment that gives the purchaser of the contract the right, but not the obligation, to buy or sell an underlying asset at a specific price on or before a specified future date. On the other hand, the writer of an option contract is obligated, upon the exercise of the option, to buy or sell an underlying asset at a specific price on or before a specified future date. The maximum risk of loss associated with writing put options is limited to the exercised fair value of the option contract. The maximum risk of loss associated with writing call options is potentially unlimited. The Fund also has the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. The Fund also may write over-the-counter options where completing the obligation depends upon the credit standing of the other party. Option contracts also involve the risk that they may result in loss due to unanticipated developments in market conditions or other causes. Written options are initially recorded as liabilities to the extent of premiums received and subsequently marked to market to reflect the current value of the option written. Gains or losses are realized when the option transaction expires or closes. When an option is exercised, the proceeds on sales for a written call option or the purchase cost for a written put option is adjusted by the amount of the premium received. Listed option contracts present minimal counterparty credit risk since they are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded options, guarantees the options against default. The Fund's maximum risk of loss from counterparty credit risk related to OTC option contracts is limited to the premium paid.

For the period ended June 30, 2020, the Fund's quarterly average volume of derivatives is as follows:

Written Options (Proceeds)
$600,360

Forward Foreign Currency Contracts — The Fund may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished. through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable

StoneCastle Financial Corp. | Semi-Annual Report

change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counter parties to meet the terms of their contracts. For the six months ended June 30, 2020, the Fund's average monthly volume of forward foreign currency contracts was as follows:

Forward Foreign Currency Contracts — Sold
$4,191,097

Currency Risk — The Fund invests in securities of foreign issuers, including American Depositary Receipts. These markets are subject to special risks associated with foreign investments not typically associated with investing in U.S. markets. Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund's NAV, the value of dividends and interest earned and gains and losses realized on the sale of securities. Because the NAV for the Fund is determined on the basis of U.S. dollars, the Fund may lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund's holdings goes up. Generally, a strong U.S. dollar relative to these other currencies will adversely affect the value of the Fund's holdings in foreign securities.

Foreign Securities Market Risk — Securities of many non-U.S. companies may be less liquid and their prices more volatile than securities of comparable U.S. companies. Securities of companies traded in many countries outside the U.S., particularly emerging markets countries, may be subject to further risks due to the inexperience of local investment professionals and financial institutions, the possibility of permanent or temporary termination of trading and greater spreads between bid and asked prices of securities. In addition, non-U.S. stock exchanges and investment professionals are subject to less governmental regulation, and commissions may be higher than in the United States. Also, there may be delays in the settlement of non-U.S. stock exchange transactions.

Disclosure About Derivative Instruments and Hedging Activities — The following tables provide quantitative disclosures about fair value amounts of, gains and losses on, the Fund's derivative instruments as of June 30, 2020.

The following table lists the fair values of the Fund's derivative holdings as of June 30, 2020 grouped by contract type and risk exposure category.

Derivative Type	Balance Sheet Location	Equity Contracts	Foreign Currency Contracts	Total
Asset Derivatives
Forward Foreign Currency Contracts	Unrealized appreciation on forward foreign currency contracts	$—	$347	$347
Total Value — Assets		$—	$347	$347
Liabilities Derivatives
Written Options	Option written, at value	$(1,513,750)	$—	$(1,513,750)
Total Value — Liabilities		$(1,513,750)	$—	$(1,513,750)

Semi-Annual Report | StoneCastle Financial Corp.

The following table lists the amounts of realized gains or losses included in net increase in net assets resulting from operations for the six months ended June 30, 2020, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Equity Contracts	Foreign Currency Contracts	Total
Realized Gain (Loss)
Forward Foreign Currency Contracts	Net realized loss from forward foreign currency contracts	$—	$(208,064)	$(208,064)
Total Realized Gain (Loss)		$—	$(208,064)	$(208,064)

The following table lists the amounts of change in unrealized appreciation (depreciation) included in net increase in net assets resulting from operations for the six months ended June 30, 2020, grouped by contract type and risk exposure.

Derivative Type	Income Statement Location	Equity Contracts	Foreign Currency Contracts	Total
Change in appreciation (depreciation)
Forward Foreign Currency Contracts	Net change in unrealized appreciation on forward foreign currency contracts	$—	$347	$347
Written Options	Net change in unrealized appreciation on written options	287,330	—	287,330
Total change in appreciation		$287,330	$347	$287,677

Note 3 — Investment Advisory Fee and Other Fee Arrangements

StoneCastle-ArrowMark Asset Management, LLC ("Advisor") serves as investment advisor to SCFC pursuant to a management agreement with SCFC (the "Management Agreement"). For its services as the investment advisor, SCFC pays the Advisor a fee at the annual rate of 1.75% of total assets. SCFC will pay the management fee quarterly in arrears, and it will be equal to 0.4375% (1.75% annualized) of our assets at the end of such quarter, including cash and cash equivalents and assets purchased with borrowings.

SCFC currently pays each Director who is not an officer or employee of the Advisor a fee of $55,000 per annum, plus $1,500 for each in-person meeting of the Board of Directors or committee meeting. The chairman of SCFC's audit committee, nominating committee and the Lead Independent Director are each paid an additional $10,000 per year. Directors do not receive any pension or retirement plan benefits and are not part of any profit sharing plan. Interested Directors do not receive any compensation from SCFC. SCFC has incurred $178,555 of Directors fees for the six months ended June 30, 2020.

Note 4 — Purchases and Sales and Redemptions of Securities

For the six months ended June 30, 2020, (i) the cost of purchases was $35,125,164 (ii) the sales and redemptions of securities was $18,673,559.

Note 5 — Federal Tax Information

The Company intends to operate so as to qualify to be taxed as a RIC under Subchapter M of the Internal Revenue Code and, as such, to not be subject to federal income tax on the portion of its taxable income and gains distributed to stockholders. To qualify for RIC tax

StoneCastle Financial Corp. | Semi-Annual Report

treatment, SCFC is required to distribute at least 90% of its investment company taxable income, as defined by the Code.

Because federal income tax regulations differ from accounting principles generally accepted in the United States, distributions in accordance with tax regulations may differ from net investment income and realized gains recognized for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statement to reflect their tax character. Temporary differences arise when certain items of income, expense, gain or loss are recognized at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

SCFC has followed the authoritative guidance on accounting for and disclosure of uncertainty in tax positions, which requires SCFC to determine whether a tax position is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. SCFC has determined that there was no effect on the financial statements from following this authoritative guidance. In the normal course of business, SCFC is subject to examination by federal, state and local jurisdictions, where applicable, for tax years for which applicable statutes of limitations have not expired.

As of December 31, 2019, the components of distributable earnings on a tax basis were as follows:

Unrealized Depreciation	($1,447,474)
Other	(235,674)
Total	($1,683,148)

For the year ended December 31, 2019,the tax character of distributions paid by the Company was$10,864,845 of ordinary income dividends and $13,878 of long-term capital gains. For the year ended December 31, 2018,the tax character of distributions paid by the Company was $9,949,214 of ordinary income dividends. Distributions from net investment income and short-term capital gains are treated as ordinary income for federal tax purposes.

The Company declared a $0.38 per share dividend on December 23, 2019, March 18, 2020 and June 19, 2020 which was paid on January 3, 2020, March 25, 2020 and June 26, 2020, respectively.

At June 30, 2020, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by SCFC were as follows:

Federal tax cost	$176,329,751
Gross unrealized appreciation	1,625,263
Gross unrealized depreciation	(12,199,743)
Net unrealized depreciation	($10,574,480)

Pursuant to federal income tax rules applicable to regulated investment companies, SCFC may elect to treat certain capital losses up to and including December 31 as occurring on the first day of the following tax year. For the period after October 31, 2019 and ending December 31, 2019, any amount of losses elected within the tax year will not be recognized

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for federal income tax purposes until 2020. For the year ended December 31, 2019, SCFC had no ordinary income or long-term capital loss deferrals.

Accumulated capital losses represent net capital loss carry forwards as of December 31, 2019 that may be available to offset future realized capital gains and thereby reduce future capital gains distributions. SCFC is permitted to carry forward capital losses incurred for an unlimited period. Additionally, capital losses that are carried forward will retain their character as either short-term or long-term capital losses. For the year ended December 31, 2019, SCFC had no capital loss carryforwards. The Company utilized $1,498,417 of capital loss carry forwards as of December 31, 2019.

Note 6 — Risk Considerations

Risks are inherent in all investing. The following summarizes some, but not all, of the risks that should be considered for the Company. For additional information about the risks associated with investing in the Company, please see the Company's prospectus as well as other Company regulatory filings.

Investment and Market Risk — An investment in the Company's common shares ("Common Shares") is subject to investment risk, including the possible loss of the entire principal invested. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Company dividends and distributions. The Company expects to utilize leverage, which will magnify investment risk.

Preferred and Debt Securities Risk — Preferred and debt securities in which the Company invests are subject to various risks, including credit risk, interest rate risk, call/prepayment risk and reinvestment risk. In addition, preferred securities are subject to certain other risks, including deferral and omission risk, subordination risk, limited voting rights risk and special redemption rights risk.

Credit Risk — The Company is subject to credit risk, which is the risk that an issuer of a security may be unable or unwilling to make dividend, interest and principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability or willingness to make such payments.

Leverage Risk — The use of leverage by the Company can magnify the effect of any losses. If the income and gains from the securities and investments purchased with leverage proceeds do not cover the cost of leverage, the return on the Common Shares will be less than if leverage had not been used. Moreover, leverage involves risks and special considerations for holders of Common Shares including the likelihood of greater volatility of net asset value and market price of the Common Shares than a comparable portfolio without leverage, and the risk that fluctuations in interest rates on reverse repurchase agreements, borrowings and short-term debt or in the dividend rates on any preferred shares issued by the Company will reduce the return to the holders of Common Shares or will result in fluctuations in the dividends paid on the Common Shares. There is no assurance that a leveraging strategy will be successful. See Note 7 for additional information on leverage.

Call/Prepayment and Reinvestment Risk — If an issuer of a security exercises an option to redeem its issue at par or prepay principal earlier than scheduled, the Company may be forced

StoneCastle Financial Corp. | Semi-Annual Report

to reinvest in lower yielding securities. A decline in income could affect the Common Shares' market price or the overall return of the Company.

Risks of Concentration in the Banking industry/Financial Sector — Because the Company concentrates in the banking industry and may invest up to 100% of its managed assets in the banking industry and financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting the banking industry and financials sector, such as changes in interest rates, loan concentration and competition.

Regulatory Risk — Financial institutions, including community banks, are subject to various state and federal banking regulations that impact how they conduct business, including but not limited to how they obtain funding. Changes to these regulations could have an adverse effect on their operations and operating results and our investments. We expect to make long-term investments in financial institutions that are subject to various state and federal regulations and oversight. Congress, state legislatures and the various bank regulatory agencies frequently introduce proposals to change the laws and regulations governing the banking industry in response to the Dodd-Frank Act, Consumer Financial Protection Bureau (the "CFPB") rulemaking or otherwise. The likelihood and timing of any proposals or legislation and the impact they might have on our investments in financial institutions affected by such changes cannot be determined and any such changes may be adverse to our investments. Federal banking regulators recently proposed amended regulatory capital regulations in response to The Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") and Basel Ill protocols which would impose even more stringent capital requirements. In the event that a regulated bank falls below certain capital adequacy standards, it may become subject to regulatory intervention including, but not limited to, being placed into a FDIC-administered receivership or conservatorship. The effect of inadequate capital can have a potentially adverse consequence on the institution's financial condition, its ability to operate as a going concern and its ability to operate as a regulated financial institution and may have a material adverse impact on our investments.

Interest Rate Risk — The Company is subject to interest rate risk, which is the risk that the preferred and debt securities in which the Company invests will decline in value because of rising market interest rates.

Convertible Securities/Contingent Convertible Securities Risk — The market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. Contingent convertible securities provide for mandatory conversion into common stock of the issuer under certain circumstances. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero; and conversion would deepen the subordination of the investor, hence worsening standing in a bankruptcy. In addition, some such instruments have a set stock conversion rate that would cause a reduction in value of the security if the price of the stock is below the conversion price on the conversion date.

Illiquid and Restricted Securities Risk — Investment of the Company's assets in illiquid and restricted securities may restrict the Company's ability to take advantage of market opportunities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Company believes it is desirable to do so. The market price of illiquid and

Semi-Annual Report | StoneCastle Financial Corp.

restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Company pays for or recovers upon the sale of such securities. Illiquid and restricted securities are also more difficult to value, especially in challenging markets. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Company's operations require cash and could result in the Company borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities.

Alternative Capital Securities Risk — Alternative capital securities are subject to several risks. In particular, to all capital securities, banking regulators could change or amend existing banking regulations which could affect the regulatory treatment of alternative capital securities, where stricter regulation could make alternative capital securities less desirable, or undesirable, for banks to issue, reducing the supply of new investments. Should an adverse regulatory development occur in the future, it would likely result in the bank issuer of such securities being able to redeem an investment early, which subjects the Company to reinvestment risk. Alternative capital securities remain subject to the same sector specific and other risks as any banking-related investment that the Company may acquire, including, but not limited to, credit risk, interest rate risk, prepayments, adverse changes in market value or liquidity and the quality of the loans extended by each bank to its clients.

Note 7 — Revolving Credit Agreement

On June 9, 2014, the Company entered into a revolving credit agreement (the "Credit Agreement") with a syndicate of financial institutions led by Texas Capital Bank, N.A. (collectively, the "Syndicates") to borrow up to $45,000,000. On January 16th, 2015 the Company closed an additional $25 million on the Credit Agreement, which increased the maximum borrowing amount to $70 million.

On May 25, 2017, the Company amended its Credit Agreement to the following terms:

•  The Facility is now solely funded by Texas Capital Bank, located in Dallas, Texas.

•  The cost of the Facility has decreased to a significantly lower credit spread of LIBOR +2.35%, down from LIBOR +2.85%.

•  The maturity date of the facility has been extended for five years to May 16, 2022.

•  The size of the Facility has been adjusted from $70 million to $62 million, reflecting the maximum amount the Company can borrow based on current assets and internal guidelines.

•  In the prior facility, the Company was required to maintain a deposit account of $3.5 million of cash with the lead lender. The $3.5 million account is no longer required.

The Facility is rated "A3" by Moody's Investor Services. The Facility remains secured by substantially all of the assets of the Company.

As of June 30, 2020, $33,000,000 has been committed and drawn and is at fair value. Such borrowings constitute financial leverage. The Agreement has a five year term and a stated maturity of May 2022 and was priced at LIBOR +2.35%. The Company is charged a fee of 0.50% on any undrawn commitment balance. The Credit Agreement contains customary covenants, negative covenants and default provisions, including covenants that limit the Company's ability to incur additional debt or consolidate or merge into or with any person,

StoneCastle Financial Corp. | Semi-Annual Report

other than as permitted, or sell, lease or otherwise transfer, directly or indirectly, all or substantially all of its assets. The covenants also impose on the Company asset coverage requirements, which are more stringent than those imposed on the Company by the Investment Company Act, as well as the Company's policies. For the six months ended June 30, 2020, the average daily loan balance was $15,454,396 at a weighted average interest rate of 3.32%. With respect to these borrowings, interest of $350,636 is included in the Statement of Operations.

Note 8 — Indemnification

In the normal course of business, SCFC may enter into contracts that provide general indemnifications. SCFC's maximum exposure under these arrangements is dependent on claims that may be made against SCFC in the future, and therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Under the SCFC's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to SCFC.

Note 9 — Origination Fees and Other Income

Includes closing fees (or origination fees or structuring fees) associated with investments in portfolio companies. Such fees are normally paid at closing of the Company's investments, are fully earned and non-refundable, and are generally non-recurring. Other Income includes service fees earned from the Community Funding CLO, Ltd. credit securitization and due diligence fees. SCFC had closing fee income of $64,255 and other income of $210,605 for the six months ended June 30, 2020.

Note 10 — Capital Share Transactions

As of June 30, 2020, 50,000,000 shares of $0.001 par value capital stock were authorized. Of the authorized shares, SCFC is authorized to issue 40,000,000 shares of common stock and 10,000,000 shares of preferred stock. Prior to commencement of operations on November 13, 2013, SCFC issued 4,001 shares of common stock. On November 13, 2013, SCFC sold 4,400,000 shares of common stock via an initial public offering at a price of $25.00 per share. On December 3, 2013 and December 11, 2013 SCFC sold an additional 125,000 shares and 167,047 shares, respectively, of common stock at a public offering price of $25.00 per share pursuant to the underwriters' exercise of the over-allotment option. On November 7, 2014, SCFC sold an additional 1,600,000 shares of common stock via an initial public offering at a price of $23.00 per share. On December 2, 2014, SCFC sold an additional 202,000 shares of common stock at a public offering price of $23.00 per share pursuant to the underwriters' exercise of the over-allotment option. Total shares issued and outstanding at June 30, 2020 were 6,563,892.

Note 11 — Subsequent Events

Management has evaluated the impact of all subsequent events on the company and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

Note 12 — Contingencies

In May 2019, StoneCastle Financial Corp., its former investment adviser, and several other entities related to its former investment adviser were named as defendants in a lawsuit filed by Island Intellectual Property in the United States District Court for the Southern District of New York (the "Federal Lawsuit"). The Federal Lawsuit alleged that the defendants committed

Semi-Annual Report | StoneCastle Financial Corp.

patent violations and certain other claims related to intellectual property rights. Although StoneCastle Financial Corp. is named as a defendant, the complaint does not allege any specific actions undertaken by StoneCastle Financial Corp.. StoneCastle Financial Corp. with the other defendants filed a motion to dismiss the complaint, which was granted on May 25, 2020. The plaintiff stated its intention to appeal the Federal Lawsuit decision regarding the patent claims and pursue its other claims that were the subject of the Federal Lawsuit in state court.

The same plaintiff, Island Intellectual Property, along with Landing Rock Group LLC, a corporate affiliate, filed a lawsuit in New York state court against StoneCastle Financial Corp. and the other defendants (the "State Lawsuit") in June 2020. Except for the patent claims, the State Lawsuit alleges substantially the same claims as those asserted in the Federal Lawsuit. It does not allege any specific actions undertaken by StoneCastle Financial Corp. StoneCastle Financial Corp. believes the claims are untrue and intends to contest them in the state court.

StoneCastle Financial Corp. | Semi-Annual Report

Dividends and Distributions

Dividends and Distributions

Dividends from net investment income are declared and paid on a quarterly basis. Distributions of net realized capital gains, if any, will be made at least annually. It is the Company's policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to "regulated investment companies" or "RICs" and to distribute substantially all of its taxable income to its shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Company may at times pay out more or less than distributable income earned in any particular quarter. The Company's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets and Liabilities, which comprises part of the financial information included in this report. The character and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Summary of Dividends Declared in 2020

Period	Amount Declared
1st Quarter 2020	$0.38
2nd Quarter 2020	$0.38
$0.76

Dividend Reinvestment Plan

We have a common stock dividend reinvestment plan for our stockholders. Our plan is implemented as an "opt out" dividend reinvestment plan. As a result, if a stockholder participates in our Automatic Dividend Reinvestment Plan ("Plan") all distributions will automatically be reinvested in additional common stock (unless a stockholder is ineligible or elects otherwise). If a stockholder opts out of the Plan, such stockholder will receive distributions in cash. If a stockholder holds shares with a brokerage firm that does not participate in the Plan, the stockholder may not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those of the Plan.

In the case that newly issued shares of our common stock are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by (i) dividing the total dollar amount of the dividends payable to such stockholder by (ii) 97% of the average market prices per share of common stock at the close of regular trading on the NASDAQ Global Select Market for the five trading days immediately prior to the valuation date to be fixed by our Board of Directors.

In the case that shares repurchased on the open market are used to implement the Plan, the number of shares of common stock to be delivered to a participating stockholder shall be determined by dividing (i) the total dollar amount of the dividends payable to such stockholder by (ii) the weighted average purchase price of such shares.

We intend to use primarily newly issued shares to implement the dividend reinvestment plan (so long as we are trading at a premium to net asset value). If our shares are trading at a significant enough discount to net asset value and we are otherwise permitted under

Semi-Annual Report | StoneCastle Financial Corp.

applicable law to purchase such shares, we intend to purchase shares in the open market in connection with our obligations under our dividend reinvestment plan. However, we reserve the right to issue new shares of our common stock in connection with our obligations under the dividend reinvestment plan even if our shares are trading below net asset value. Automatically reinvesting dividends and distributions does not mean that a stockholder does not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized although cash is not received by the stockholder.

For further information or to opt-out of or withdraw from the Plan, contact the Plan Agent, Computershare Trust Company, N.A. by writing to 250 Royall Street, Canton, Massachusetts 02021.

StoneCastle Financial Corp. | Semi-Annual Report

Tax Information

For federal income tax purposes, the following information is furnished with respect to the distributions of the Company, if any, paid during its taxable year ended December 31, 2019.

34.52% of ordinary income dividends paid qualify for the corporate dividends-received deduction.

Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the "Act"), 35.36% of ordinary dividends paid during the fiscal year ended December 31, 2019 are designated as "qualified dividend income," as defined in the Act, and are subject to reduced tax rates.

Eligible shareholders were mailed a 2019 Form 1099-DIV in early 2020. This reflected the tax character of all distributions paid in calendar year 2019.

Additional Information

Availability of Quarterly Schedule of Investments

The Company files their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Company's Form N-Q is available on the SEC's website at http://www.sec.gov.The Company's Form N-PORT may also be obtained upon request and without charge by calling Investor Relations (212) 354-6500 or on the Company's website at www.StoneCastle-Financial.com.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling Investor Relations (212) 354-6500; (2) at www.StoneCastle-Financial.com; and (3) on the SEC's website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Company voted proxies relating to securities held in the Company's portfolio during the Annual period ended June 30 is available upon request and without charge (1) at www.StoneCastle-Financial.com or by calling Investor Relations (212) 354-6500 and (2) on the SEC's website at http://www.sec.gov.

Semi-Annual Report | StoneCastle Financial Corp.

Results of February 7, 2020 Stockholders Meeting

The special meeting of the Stockholders of StoneCastle Financial Corp., the "Company") was held on February 7, 2020. A description of the proposal and number of shares voted at the meeting are as follows:

Proposal 1:

To approve a new management agreement between the Company and StoneCastle-ArrowMark Asset Management, LLC ("StoneCastle-ArrowMark"), which, upon consummation of the Transaction, will replace the Company's current investment adviser, StoneCastle Asset Management LLC (the "Current Adviser").

Voted For	Against	Abstain
3,060,517	65,013	293,989

Proposal 2:

To elect eight director nominees to the Board of Directors of the Company (the "Board") effective and conditioned upon the closing of the sale transaction described in the proxy statement for the Special Meeting, (A) Alan Ginsberg, Emil W. Henry, Jr. and Karen Reidy to serve as Class I Directors for a term expiring at the 2020 Annual Meeting of Stockholders of the Company, (B) Michael Van Praag and Michael Stolper to serve as Class II Directors for a term expiring at the 2021 Annual Meeting of Stockholders of the Company, and (C) Guy Arnold, John Scott Emrich and Sanjai Bhonsle to serve as Class III Directors for a term expiring at the 2022 Annual Meeting of Stockholders of the Company, or in each case until his or her successor is duly elected and qualified.

	For	Against	Abstain
Alan Ginsberg (Class I)	3,055,462	65,013	293,989
Emil W. Henry (Class I)	3,071,595	58,754	305,302
Karen Reidy (Class I)	3,077,269	53,937	293,986
Michael Van Praag (Class II)	3,053,241	51,313	290,936
Michael Stolper (Class II)	3,049,707	57,016	309,262
Guy Arnold (Class III)	3,053,491	57,549	312,262
John Scott Emrich (Class III)	3,054,002	55,859	310,168
Sanjai Bhonsle (Class III)	3,064,256	55,748	309,768

VOTE REQUIREMENTS/NOTES

Quorum Requirement: Under the Company's Amended and Restated By-Laws, the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock of the Company entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business at the Special Meeting.

StoneCastle Financial Corp. | Semi-Annual Report

Required Vote (proposal 1)

To approve the New Investment Advisory Agreement. The approval of the New Investment Advisory Agreement requires a "1940 Act majority". A "1940 Act majority" means the affirmative vote of the lesser of (1) 67% or more of the shares of the Company's stock present or represented by proxy and entitled to vote at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy and entitled to vote at the Special Meeting and (2) more than 50% of the outstanding shares of the Company's stock present or represented by proxy and entitled to vote at the Special Meeting. Abstentions and broker non-votes, if any, will have the effect of a vote "AGAINST" Proposal 1.

Required Vote (proposal 2)

To elect the director nominees: The affirmative vote of a plurality of the votes cast by all shares of the Company's stock present or represented by proxy and entitled to vote at the Special Meeting is required to elect the director nominees. A "plurality" means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as directors. The election of the new directors is subject to the closing of the Transaction. Stockholders may not cumulate their votes. "Withhold" votes and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on Proposal 2.

Semi-Annual Report | StoneCastle Financial Corp.

Results of June 19, 2020 Stockholders Meeting

The Annual Meeting of Stockholders of StoneCastle Financial Corp (the "Company") was held on June 19, 2020. A description of the proposal and number of shares voted at the Meeting are as follows:

Proposal 1:

To elect three Class I Directors of the Company, to serve for a term ending at the 2023 Annual Meeting of Stockholders of StoneCastle Financial Corp. and when his or her successor is duly elected and qualifies.

	Voted For	Withheld
Alan Ginsberg	5,638,206	70,082
Emil W. Henry, Jr.	5,638,419	69,869
Karen Reidy	5,645,067	63,221

Proposal 2*:

To approve an Agreement and Plan of Reorganization, pursuant to which the Company would be reorganized into a newly formed Delaware statutory trust named "StoneCastle Financial Company".

Voted For	Against	Abstain	Non Votes
2,270,025	51,903	48,687	3,337,673

*  Proposal 2 was not approved since the required number of votes was not obtained.

VOTE REQUIREMENTS/NOTES

Quorum Requirement Under the Company's Amended and Restated By-Laws, the presence in person or by proxy of the holders of a majority of the total outstanding shares of common stock of the Company entitled to vote shall be necessary and sufficient to constitute a quorum for the transaction of business at the Special Meeting.

Required Vote (proposal 1) Approval of the New Investment Advisory Agreement: The approval of the New Investment Advisory Agreement requires the affirmative vote of a "majority of the outstanding voting securities" of the Company under the 1940 Act, which means the affirmative vote of the lesser of (1) 67% or more of the shares of the Company's stock present or represented by proxy at the Special Meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Special Meeting and (2) more than 50% of the outstanding shares of the Company. Broker non-votes and abstentions, if any, will have the effect of a vote "AGAINST" Proposal 1.

Required Vote (proposal 2) Election of directors: Each director nominee will be elected by a plurality of all the votes cast at the Special Meeting, provided that a quorum is present. A "plurality" means that the nominees who receive the largest number of votes cast (even if they receive less than a majority) will be elected as directors. "Withhold" votes and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on the election of any of the nominees. A proxy received will be voted "FOR" the election of the nominees unless the Stockholder delivering the proxy designates otherwise.

StoneCastle Financial Corp. | Semi-Annual Report

Management

Board of Directors and Executive Officers

Our business and affairs are managed under the direction of our board of directors. Accordingly, our board of directors provides broad supervision over our affairs, including supervision of the duties performed by our Advisor. Our Advisor is responsible for our day-to-day operations. The names, ages and addresses of our directors and officers and specified employees of our Advisor, together with their principal occupations and other affiliations during the past five years, are set forth below. Each director and officer will hold office for the term to which he is elected and until his successor is duly elected and qualifies, or until he resigns or is removed in the manner provided by law. Unless otherwise indicated, the address of each director is c/o StoneCastle Financial Corp., 100 Fillmore Street, Suite 325, Denver, CO 80206. Our board of directors will initially consist of three directors who are not "interested persons" (as defined in the Investment Company Act of 1940 (the "Investment Company Act")) of our Advisor or its affiliates and two directors who are "interested persons." Our directors who are not interested persons are also independent pursuant to the NASDAQ stock exchange listing standards, and we refer to them as "independent directors." We refer to the directors who are "interested persons" (as defined in the Investment Company Act) are referred to below as "interested directors." Under our certificate of incorporation, the board is divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election and until their successors are duly elected and qualified.

Interested Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Sanjai Bhonsle	50	Chairman, Class III Director	2022	Partner and Portfolio Manager of ArrowMark Partners, 2012 to Present	Brown (RI) Management, LLC and Affiliates from 2018 — Present
Karen Reidy, CFA	53	Class I Director	2020	Partner and Portfolio Manager at ArrowMark Partners from 2008 — Present	Brown (RI) Management, LLC and Affiliates from 2018 — Present

Independent Directors

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Alan Ginsberg	59	Class I Director, Chairman of Audit Committee	2020	Senior Advisor, StoneCastle Partners from 2010-2013; Managing Director Barclays Bank August 2017 — Present	External Advisory Board of Peabody Museum at Yale University

Semi-Annual Report | StoneCastle Financial Corp.

Name	Age	Position(s) Held with Company	Term End	Principal Occupation(s) Last 5 Years	Other Directorships Last 5 Years
Emil Henry	60	Director, Member of Audit Committee and Lead Independent Director	2020	CEO and Founder of Tiger Infrastructure Partners	Director of Easterly Government Properties, Director of numerous private companies that are Tiger Infrastructure portfolio companies
Michael P. Van Praag	62	Class II Director	2021	Private Investor, 4/2017 to Present; Senior VP, JPMorgan Chase Bank,N.A. from 1981-2017	None
Michael Stolper	75	Class II Director	2021	Financial Advisor at Stolper & Co. from 1975-2017	Director of Meridian Funds from 1985 — Present; Director of Windowpane Funds (one portfolio)
Guy M. Arnold	53	Class III Director	2022	Manager at GMA Holdings, LLC from 2013-2015; Chief Operating Officer and President of Real Estate at Hunt Companies, Inc. from 2015 — Present	Director of Meridian Funds from 2015 — Present; Director of MidFirst Bank, Director of The Children's Hospital of Colorado Finance Committee
John S. Emrich	53	Class III Director	2022	Director of Meridian Funds from 2010 — Present; Director of Destra Funds from 2015 — Present	Director of Meridian Funds from 2010 — Present; Director of Destra Funds from 2015 — Present

Executive Officers Who are not Directors

Name	Age	Position(s) Held with Company	Term Served	Principal Occupation(s) Last 5 Years
Patrick J. Farrell, CPA	61	Chief Financial Officer	Since April 1, 2014	Chief Financial Officer of StoneCastle Partners, LLC from April 2014 to Present.
Rachel Schatten	50	General Counsel	Since July 2013	General Counsel and Chief Compliance Officer of StoneCastle Partners, LLC
Rick Grove	52	Chief Compliance Officer	Since September 2013

Chief Compliance Officer of ArrowMark Colorado Holdings, LLC.; formerly Chief Operating Officer, ArrowMark Colorado Holdings, LLC.; Vice President, Secretary and Chief Compliance Officer of Meridian Fund, Inc.

David Lentinello	59	Secretary	Since November 2013	Controller of StoneCastle Partners, LLC since 2013

StoneCastle Financial Corp. | Semi-Annual Report

Biographical Information

Interested Directors

The following sets forth certain biographical information for our Interested Directors. An Interested Director is an "interested person" as defined in Section 2(a)(19) of the 1940 Act:

Sanjai Bhonsle. Sanjai joined ArrowMark in October 2012 and serves as Partner and Portfolio Manager for ArrowMark's leveraged loan investments and CLO funds. Prior to joining ArrowMark, he founded MB Consulting Partners in 2009, where he specialized in financial and operational restructuring advisory to stressed and distressed middle-market companies. With more than 10 years of restructuring experience, he has led several assignments across variot1s industries. Sanjai was a Senior Portfolio Manager at GSO Capital Partners, a subsidiary of The Blackstone Group, and member of the Investment and Management Committee (2005-2009). Prior to joining GSO Capital Partners, Sanjai was an Assistant Portfolio Manager for RBC Capital Partners' debt investment group and was a member of the Investment Committee (2001-2005). He also led the group's restructuring efforts related to distressed investments and represented the firm's interests on creditor committees. From 1999-2001, Sanjai was a Senior Investment Analyst at lndosuez Capital Partners. Sanjai received a bachelor's degree in Mechanical Engineering from the University of Wisconsin — Madison and an MBA from the Eli Broad Graduate School of Management at Michigan State University.

Karen Reidy. Ms. Reidy is a founding Partner and co-manages ArrowMark's collateralized loan obligation and specialty finance investments and research analyst team. Prior to founding ArrowMark, Ms. Reidy served as Executive Vice President and Portfolio Manager at Janus capital, managing $10 billion for two strategies: Janus Balanced Fund and Janus Core Equity Fund, as well as institutional separate accounts (2000-2005). Ms. Reidy was also the Assistant Portfolio Manager of the Janus Fund (1998-2000). She joined Janus Capital as an equity analyst in 1995. Prior to Janus Capital Group, she worked at PricewaterhouseCoopers LLC in the audit and mergers and acquisitions departments. Ms. Reidy graduated from the University of Colorado with a bachelor's degree and holds the Chartered Financial Analyst designation.

Independent Directors

The following sets forth certain biographical information for our Independent Directors. Independent Directors are not "interested persons" of StoneCastle Financial Corp., as defined by the 1940 Act:

Alan Ginsberg. Mr. Ginsberg has more than 30 years of experience in providing financial advisory services to financial institutions. Mr. Ginsberg began his investment banking career at Salomon Brothers Inc. in 1983, followed by being a key member of a group that moved to UBS Financial Services Inc. in 1995 and to Donaldson, Lufkin & Jenrette in 1998. He remained at DLJ through the merger with Credit Suisse First Boston until 2004, when he was recruited to Head HSBC Bank USA's Financial Institutions Group Americas, remaining there until mid-2006. Following HSBC, Mr. Ginsberg was a senior member of the Banc of America Securities Financial Institutions Group. Currently, Mr. Ginsberg is a Managing Director of Barclay's and has advised on more than 70 strategic transactions and advisory assignments during his tenure as an investment banker. Mr. Ginsberg received his B.A. in Economics from Yale University. He currently serves on Yale's Peabody Museum Advisory Board, and he served as a Senior Advisor to StoneCastle Partners from 2010 until May 2013.

Semi-Annual Report | StoneCastle Financial Corp.

Emil W. Henry, Jr. Mr. Henry is the CEO and Founder of Tiger Infrastructure Partners, a private equity firm focused on infrastructure investment opportunities. Prior to founding Tiger Infrastructure Partners, he was Global Head of the Lehman Brothers Private Equity Infrastructure businesses, where he oversaw global infrastructure investments. In 2005, Mr. Henry was appointed Assistant Secretary of the Treasury for Financial Institutions by the President of the United States. Until his departure in 2007, he was a key advisor to two Treasury Secretaries on economic, legislative and regulatory matters affecting U.S. financial institutions and markets. Before joining the Treasury, Mr. Henry was a partner of Gleacher Partners LLC, an investment banking and investment management firm, where he served as Chairman of Asset Management, and Managing Director, and where he oversaw the firm's investment activities. Mr. Henry began the formative part of his career at Morgan Stanley in the mid-1980s in that firm's merchant banking arm where he executed management buyouts for Morgan Stanley's flagship private equity fund. He holds an M.B.A. from Harvard Business School and a B.A. in Economics from Yale University.

Michael P.Van Praag. Mr. Van Praag has an extensive background in the financial industry as a JPMorgan Chase executive with over 35 years of experience in banking, commercial lending, cash management, treasury services and capital markets. Based upon his depth of experience, Mr. Van Praag possesses a keen understanding of the securities industry and banking-related activity that is of direct relevance to BANX's investment strategy. He also holds a Master of Business Administration degree in Banking and Finance.

Michael Stolper. Mr. Stolper provides board financial advisory and brokerage business experience serving as the President of Stolper & Co., Inc., an investment adviser for over 35 years. Based upon his years of experience, he posseses a keen understanding of the securities industry and the regulatory framework applicable to it, including the Funds. Mr. Stolper was formerly a director of Janus Capital, BDI Investment Company and The Pasadena Group of Mutual Funds. He was the Founder and President of Seaport Ventures, an SBIC. He also holds a Master of Arts degree in Finance.

Guy M. Arnold. Mr. Arnold has extensive leadership experience in the financial services industry, having held leadership positions at various investment management firms for over 20 years. As President of Dividend Capital Diversified Property Fund, Mr. Arnold oversaw all aspects of a $2.9 billion real estate investment trust ("REIT") and he is currently the Owner and Manager of GMA Holdings, LLC a commercial real estate investment firm. Mr. Arnold also served as a member of the Board of Directors for Steele Street Bank & Trust and is a member of the Board of Directors of the Children's Hospital of Colorado Finance Committee. Mr. Arnold received his Bachelor of Arts degree from the University of Virginia and has been working in the financial services industry since his graduation in 1990.

John Scott Emrich. Mr. Emrich has significant experience in the investment management and financial services industry. Mr. Emrich served as a financial analyst or portfolio manager for over 13 years for various investment advisory firms. For four years, Mr. Emrich served on the board of directors for Iroquois Valley Farms, an organic farmland REIT. Prior to such positions he also performed business valuations and appraisal analyses at KPMG Peat Marwick, an accounting firm. Mr. Emrich is the founder and CEO of Red Earth Finance, LLC.

StoneCastle Financial Corp. | Semi-Annual Report

Executive Officers Who Are Not Directors

Patrick J. Farrell. Chief Financial Officer. Mr. Farrell has over 30 years of hands-on management experience in finance and accounting, specifically focused on domestic and offshore mutual funds, bank deposit account programs, investment advisory and broker dealer businesses. Prior to joining StoneCastle Partners as Chief Financial Officer in February 2014, Mr. Farrell was CFO/COO of the Emerging Managers Group, L.P., a specialty asset management firm focused on offshore mutual funds. Prior to that, Mr. Farrell was CFO at Reserve Management, where he oversaw all financial activities for the company. Earlier in his career, he held financial positions at Lexington Management, Drexel Burnham, Alliance Capital and New York Life Investment Management, all focused on investment advisory and mutual fund activities. He began his career at Peat Marwick Mitchell & Co. Mr. Farrell holds a B.S. in Business Administration-Accounting from Manhattan College. Mr. Farrell is a Certified Public Accountant in New York State and a member of the American Institute of Certified Public Accountants.

Rachel Schatten. General Counsel. Ms. Schatten had over 12 years of investment adviser experience prior to joining StoneCastle Partners as General Counsel and Chief Compliance Officer in 2013. From 2004 to 2013, she served as the U.S. General Counsel and Chief Compliance Officer of a subsidiary of Hardt Group Investments AG, an international fund of funds, and the General Securities Principal of its affiliated broker-dealer since its inception through its subsequent sale. Prior to her tenure at the Hardt Group, Ms. Schatten was an Associate in the investment management group of Schulte Roth & Zabel LLP, where she counseled investment advisers on developing and structuring new hedge funds, including domestic and offshore entities, master feeder funds, and funds of funds. She holds Series 7, 63 and 24 licenses and is admitted to practice law in New York. She graduated Cum Laude from Albany Law School of Union University, where she was an associate editor of the Albany Law Review and a member of the Justinian Society.

Rick Grove. Rick is the Chief Compliance Officer at ArrowMark Partners. He was previously Vice President and Chief Compliance Officer for Black Creek Global Advisors {2007-2008). Prior to that position, Rick served as Vice President and Chief Compliance Officer for Madison Capital Management (2005-2007), Assistant Vice President and Director of Compliance at Janus Capital Group (1993-2005), and Fund Accountant for Oppenheimer Funds (1992-1993). Rick graduated from the University of Wyoming with a bachelor's degree in Accounting.

David Lentinello. Secretary. Mr. Lentinello has over 35 years of hands-on operational and management experience in the area of finance and accounting, specifically focused in domestic equity and fixed income mutual funds, money market funds, separately managed accounts, private equity and private debt funds. Prior to Joining StoneCastle Partners as Fund Controller in 2013, Mr. Lentinello was Director of Fund Administration and Accounting at Reserve Management and held similar positions at J.P. Morgan Chase, Morgan Stanley Asset Management and Drexel Burnham Lambert. Mr. Lentinello received his Masters degree in Corporate Finance from Adelphi University and his undergraduate degree in Accounting from Saint Francis college.

Additional information regarding the Directors of StoneCastle Financial Corp. can be found in the Statement of Additional Information, which is available, without charge, upon request, by calling 1-877-373-6374 and is also available on the Company's website at http://www.stonecastle-financial.com

Semi-Annual Report | StoneCastle Financial Corp.

Privacy Notice

StoneCastle Financial Corp. ("we" or "us") is committed to maintaining your right to privacy. Protecting the information we receive as part of our relationship with you is of primary importance to us. Please take the time to read and understand the privacy policies and procedures that we have implemented to safeguard your nonpublic personal information.

Information We Collect

We must collect certain personally identifiable financial information about our customers to provide financial services and products. Nonpublic personal information means personally identifiable financial information and any list, description or other grouping of consumers that is derived using any personally identifiable financial information that is not publicly available. The personally identifiable financial information that we gather during the normal course of doing business with you may include:

1. information we receive from you on applications or other forms;

2. information about your transactions with us, our affiliates, or others;

3. information collected through the Internet; and

4. information we receive from a consumer reporting agency.

Information We Use

The information that we collect and store relating to you is primarily used to enable us to provide our services to you in the best possible manner. In addition, we may use the information for the following purposes:

1. To provide you with information relating to us;

2. To provide third parties with statistical information about the users of our website;

3. To monitor and conduct an analysis of our Website traffic and usage patterns; and

4. To analyze trends.

Information We Disclose

We do not disclose any nonpublic personal information about our customers or former customers to anyone, except as permitted or required by law, or as necessary to provide services to you. We may disclose all of the information we collect, as described above, to certain nonaffiliated third parties such as attorneys, accountants, auditors, regulators and persons or entities that are assessing our compliance with industry standards. We enter into contractual agreements with all nonaffiliated third parties that prohibit such third parties from disclosing or using the information other than to carry out the purposes for which we disclose the information.

If you have questions or comments about our privacy practices, please call us at (212) 354 6500.

StoneCastle Financial Corp. | Semi-Annual Report

StoneCastle Financial Corp.

BOARD OF DIRECTORS

Interested Directors(1)

Sanjai Bhonsle, Chief Executive Officer and Chairman of the Board of Directors

Karen Reidy, CFA

Independent Directors

Alan Ginsberg

Emil Henry, Jr.

Michael P. Van Praag

Michael Stolper

Guy M. Arnold

John S. Emrich, CFA

OFFICERS

Patrick J. Farrell, CPA, Chief Financial Officer

Rachel Schatten, General Counsel

Rick Grove, Chief Compliance Officer

David Lentinello, Secretary

INVESTMENT ADVISOR

StoneCastle-ArrowMark Asset Management, LLC.
100 Fillmore Street, Suite 325
Denver, CO 80206

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR

Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021

(1) As defined under the Investment Company Act of 1940, as amended.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	StoneCastle Financial Corp.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	August 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Sanjai Bhonsle
Sanjai Bhonsle, Chief Executive Officer
& Chairman of the Board
(principal executive officer)

Date	August 6, 2020

By (Signature and Title)*	/s/ Patrick J. Farrell
Patrick J. Farrell, Chief Financial Officer
(principal financial officer)

Date	August 6, 2020

* Print the name and title of each signing officer under his or her signature.